SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2002


                           MICRON ENVIRO SYSTEMS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


NEVADA                                                       98-0202944
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(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

1500 West Georgia Street, Suite 980
Vancouver, British Columbia, Canada                          V6G 2Z6
------------------------------------                         -------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code           604-719-3705
                                                             ------------

Commission File Number: 000-30258
                        ---------

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(Former name or former address,                              (Zip Code)
if changed since last report.)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.


ITEM 5. OTHER EVENTS

On May 28, 2002, our board of directors increased its size from two to three directors. Our board then appointed Conrad Clemiss as a director.

Also, on May 28, 2002, our board of directors appointed Negar Towfigh as the Corporate Secretary.


ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.


ITEM 7. FINANCIAL STATEMENTS

Not Applicable.


ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable.


ITEM 9. REGULATION FD DISCLOSURE

Not Applicable


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MICRON ENVIRO SYSTEMS, INC.


/s/ Bernard McDougall
----------------------------------
Bernard McDougall
President & Director

Date:   May 29, 2002